SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2004

               SKYLYNX COMMUNICATIONS, INC.,
(Exact name of registrant as specified in its charter)

Delaware	0-27635	37-1465836
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

500 John Ringling Boulevard, Sarasota, Florida 34242
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (941) 388-2882

________________________________________________
(Former name or former address, if changed since last report)

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.01.       DISPOSITION OF ASSETS

        On April 19, 2005, the Company entered into an agreement to sell all of its shares of capital stock of its subsidiary, SkyLynx Communications de Costa Rica, S.A. On April 21, 2005 the Company completed the sale of its interest in SkyLynx Communications de Costa Rica, S.A. to OrbiLynx Communications, Inc. Under the terms of the agreement the Company sold all the outstanding shares of SkyLynx Communications de Costa Rica, S.A. which it owned for $300,000. The payment consisted of $61,497 in cash, $188,503 in forgiveness or assumption of Company liabilities and a $50,000 promissory note. The promissory note bears interest at 5% per year and has a two year term.

        During the quarter ending June 30, 2005, the Company will record a gain of the sale of its interest in SkyLynx Communications de Costa Rica, S.A. of approximately $59,000.

        The President of OribLynx Communications, Inc. is Gustavo A. Yepes. From December 2003 through the closing, Mr.Yepes had been employed by the Company as the Vice President - Latin American Operations. Of the $188,503 forgiveness or assumption of Company liabilities, $169,017 was owed to Mr. Yepes for unpaid salaries and unreimbursed cash advances made by Mr. Yepes for operations in Costa Rica. Mr. Yepes resigned from the Company effective with the closing.

ITEM 9.01:	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
(a)	Financial Statements of Business Acquired
Not applicable.
(b)	Pro Forma Financial Information

These unaudited pro forma condensed consolidated financial statements of SkyLynx Communications, Inc. are derived from the application of pro forma adjustments to our historical financial statements and to give effect to the terms of our sale of SkyLynx Communications de Costa Rica S.A. The unaudited pro forma condensed consolidated statements of operations for the six months ended December 31, 2004 has been prepared as if the SkyLynx Communications de Costa Rica S.A.sale had occurred as of the beginning of the reported period. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2004 has been prepared as if the SkyLynx Communications de Costa Rica S.A.had occurred as of December 31, 2004.

The following unaudited pro forma condensed consolidated statements of operations do not purport to be indicative of what our operations would have been had the Founders spin-off taken place on the date indicated. The following unaudited pro forma condensed consolidated balance sheet does not purport to be representative of what our financial position would have been had the SkyLynx Communications de Costa Rica S.A.sale taken place on the date indicated.

These unaudited pro forma condensed consolidated financial statements should be read in conjunction with our historical financial statements and the related notes thereto included in our Annual Report on Form 10-KSB for the year ended June 30, 2004.

UNAUDITED PRO FORMA CONDENSED
BALANCE SHEET
December 31, 2004

        The unaudited Pro Forma Condensed Balance Sheet as of December 31, 2004 give effect to the sale of SkyLynx Communications de Costa Rica S.A. ("SkyLynx Costa Rica") by SkyLynx Communications, Inc. ("SkyLynx" or the "Registrant") as if the sale occurred at December 31, 2004. The unaudited Pro Forma Condensed Balance Sheet is based upon the historical financial statements of the Registrant.

        The pro forma adjustments and the resulting unaudited Pro Forma Condensed Balance Sheet has been prepared based upon available information and certain assumptions and estimates deemed appropriate by the Registrant.

        The unaudited Pro Forma Condensed Balance Sheet has been prepared for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the sale had been consummated at December 31, 2004. Furthermore, the unaudited Pro Forma Condensed Balance Sheet does not reflect changes that may occur as the result of post-sale activities and other matters.

        The unaudited Pro Forma Condensed Balance Sheet and notes thereto should be read in conjunction with the audited financial statements of the Registrant in its Annual Report on Form 10-KSB for the year ended June 30, 2004.

UNAUDITED PRO FORMA CONDENSED
BALANCE SHEET
December 31, 2004
	SkyLynx Communications, Inc. As Reported	SkyLynx Communications, de Costa Rica, S.A.		SkyLynx Communications, Inc. Pro Forma
Current assets:
Cash	$ 21,119	$ 60,646	A	$ 81,765
Receivables	16,634	(4,099)	A	12,535
Employee Advances	996			996
Prepaid expenses	29,666	-		29.666
Total current assets	68,415	56,547		63,465
Equipment, net	189,367	(165,884)	A	23,483
Note receivable		50,000	A	50,000
Goodwill	700,839	(69,300)	A	631,539
Other assets	8,704			8,704
Total assets	$ 967,325	$ (128,637)		$ 727,191
Current liabilities:
Accounts payable	$ 396.572	$ (6,003)	A	$ 390,569
Accrued salaries	466,315	(166,317)	A	299,998
Other accrued liabilities	55,802	(37,413)	A	18,389
Deferred revenues	107,162			107,162
Note payable	500,000			500,000
Loans payable to related parties	2,800	-		2,800
Total current liabilities	1,528,651	(209,733)		1,318,918
Convertible debentures	709,798	-		709,798
Total liabilities	2,238,449	(209,733)		2,028,716
Shareholders' deficit:
Common stock	1,734	-		1,734
Paid in capital	5,176,050	-		5,176,050
Retained deficit	(6,448,908)	81,096	A	(413,812)
Total shareholders' deficit	(1,271,124)	81,096		310,926

Total liabilities and shareholders' deficit	$ 967.625	$ (128,637)		$ 533,995

NOTES TO UNAUDITED PRO FORMA CONDENSED
BALANCE SHEET
December 31, 2004

        The following footnote should be read in understanding the pro forma adjustments to the unaudited Pro Forma Condensed Financial Statements:

        A.        Adjustment to eliminate the assets and liabilities related to SkyLynx Communications de Costa Rica S.A. properties and operations, which were sold to OrbiLynx Communications, Inc. for $300,000 on April 21, 2005.

UNAUDITED PRO FORMA CONDENSED
STATEMENTS OF OPERATIONS
For the Six Months Ended December 31, 2004 and 2003

        The unaudited Pro Forma Condensed Statements of Operations for the six months ended December 31, 2004 and 2003 give effect to the sale of SkyLynx Communications de Costa Rica S.A. by SkyLynx Communications, Inc. ("SkyLynx" or the "Registrant") as if the sale occurred at the beginning of each period presented. The unaudited Pro Forma Condensed Statements of Operations are based upon the historical financial statements of the Registrant

        The pro forma adjustments and the resulting unaudited Pro Forma Condensed Statements of Operations have been prepared based upon available information and certain assumptions and estimates deemed appropriate by the Registrant.

        The unaudited Pro Forma Condensed Statements of Operations have been prepared for informational purposes only and do not purport to be indicative of the results of operations that actually would have resulted if the sale had been consummated at the beginning of the periods indicated, nor that which may be achieved in the future. Furthermore, the unaudited Pro Forma Condensed Statements of Operations do not reflect changes that may occur as the result of post-sale activities and other matters.

        The unaudited Pro Forma Condensed Statements of Operations and notes thereto should be read in conjunction with the audited financial statements of the Registrant in its Annual Reports on Form 10-KSB for the years ended June 30, 2004 and 2003.

UNAUDITED PRO FORMA CONDENSED
STATEMENTS OF OPERATIONS
For the Six Months Ended December 31, 2004
	SkyLynx Communications, Inc. as reported	SkyLynx Communications, de Costa Rica, S.A.		SkyLynx Communications, Inc. Pro Forma
Revenues	$ 179,516	$ (17,625)	A	$ 161,891
Cost of sales	102,817	-		102,817
Gross profit	76,699	(17,625)		59,074
Operating expenses:	1,253,364	(121,066)	A	1,132,298
Loss before income taxes	(1,176,665)	(103,441)	A	(1,176,665)
Net loss	$ (1,176,665)	$ (103,441)	A	$ (1,176,665)
Net loss per share:
Basic	$ (0.07)	$ (0.00)	A	$ (0.07)
Shares used for computing net loss per share	16,108,476	16,108,476		16,108,476

NOTES TO UNAUDITED PRO FORMA CONDENSED
STATEMENTS OF OPERATIONS
For the Six Moinths Ended December 31, 2004 and 2003

         The following footnote should be read in understanding the pro forma adjustments to the unaudited Pro Forma Condensed Financial Statements:

        A.      Adjustment to eliminate the operations of SkyLynx Communications de Costa Rica S.A. The Registrant s sold SkyLynx Communications de Costa Rica S.A. to OrbiLynx Communications, Inc. for $300,000 on April 21, 2005.

        B.     SkyLynx Communications de Costa Rica S.A. was acquired in November 2003 and did not have any significant activity for the six months ended December 31, 2003. Accordingly, the proforma results of operations are not presented.

(c)	Exhibits
*	1.0	Stock Purchase Agreement with OrbiLynx Communications, Inc..

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safe Harbor for Forward Looking Statements

        The statements contained in this Current Report may include certain projections and forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements involve a number of risks and uncertainties. Such statements reflect the company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such expectations will be achieved and that actual results could differ materially from those described. Actual results of future operations of SkyLynx Communications, Inc. may differ materially from those indicated by these forward looking statements as a result of various important factors, including, but not limited to, those discussed in the Risk Factors sections of reports filed by the Company with the Securities and Exchange Commission.

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKYLYNX COMMUNICATIONS, INC.
Date: April 25, 2005	By: /s/ Gary L. Brown Gary L. Brown, President and Chief Executive Officer
Date: April 25, 2005	By: /s/ Daniel J. Sullivan Daniel J. Sullivan Chief Financial Officer